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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2008 (March 28, 2008)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 E. Las Olas Boulevard, Suite 1730A, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

                                  Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or CERTAIN Officers; Election of Directors; Appointment of CERTAIN Officers; Compensatory Arrangements of Certain Officers

In order to qualify Mr. Kopko's performance based compensation as tax deductible for the Registrant, the Compensation Committee of the Board of Directors, ("Compensation Committee") requested and Mr. Kopko agreed to forgo the guaranteed portion of such compensation. The Registrant expects to receive significant tax benefits and savings.

In connection therewith, on March 28, 2008, the Compensation Committee of the Board of Directors approved an amendment (the “Amendment”) to the Second Amended and Restated Executive Employment Agreement, dated December 8, 2002, between the Company, Butler Service Group, Inc., and Mr. Kopko (the “Employment Agreement”). The Amendment modifies the Employment Agreement by (i) changing the $450,000 portion of the performance bonus payment from a guaranteed payment to a payment subject to attainment of certain goals; and (ii) changing the incentive bonus payment, which is 25% of Mr. Kopko’s salary, from a guaranteed payment to a payment subject to attainment of certain goals. The Compensation Committee also requested such Amendment in order to qualify the payments as performance-based compensation under Section 162(m) of the Internal Revenue Code, subject to stockholder ratification. In consideration of the above, the Compensation Committee increased Mr. Kopko’s salary by $125,000.  The Compensation Committee also clarified certain provisions of the Employment Agreement.

Additionally, on March 28, 2008, the Compensation Committee determined that Mr. Kopko’s performance for fiscal 2008, for purposes of the incentive bonus payment, will be evaluated based upon achievement of certain predetermined targets regarding growth of offshore business and attainment of quality goals.

Separately, on March 28, 2008, in connection with Mark Koscinski’s elevation to the position of Chief Financial Officer, the compensation committee of the Board of Directors increased the salary of Mr. Koscinski to $235,000, and increased his bonus eligibility to $117,500. Reference is made to the Senior Management Employment Agreement entered into between the Company and Mr. Koscinski, dated February 1, 2006, filed as Exhibit 10.1 to the Form 8-K filed on September 22, 2006, for further information on Mr. Koscinski’s employment agreement with the Registrant, and the Form 8-K filed on December 14, 2007, for biographical information on Mr. Koscinski.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
The exhibit listed below is being furnished pursuant to Item 9.01(d).
Exhibit Number	Description
10.1	Amendment to Second Amended and Restated Employment Agreement dated March 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2008	BUTLER INTERNATIONAL, INC.

By: /s/ Mark Koscinski
Mark Koscinski

Chief Financial Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Second Amended and Restated Employment Agreement dated March 28, 2008.